Prepaid Expenses and Other Current Assets, Net (Tables)	9 Months Ended
Sep. 30, 2025
Prepaid Expenses and Other Current Assets, Net [Abstract]
Schedule of Prepayments and Other Current Assets, Net

Prepayments and other current assets, net consisted of the following:

	As of December 31,	As of September 30,
	2024	2025
Advances to suppliers	$65,753	$87,413
Securities margin (1)	-	4,068
Value-added tax (“VAT”) receivables	2,301	2,725
Receivables from third parties (2)	1,000	1,000
Prepaid financing expense (3)	835	382
Others	412	1,155
Prepaid expenses and other current assets	70,301	96,743
Allowance for credit losses	(130)	(171)
Prepaid expenses and other current assets, net	$70,171	$96,572

(1)	On April 21, May 15 and August 12, 2025, Shanghai Cuhong Auto Services Co., Ltd. (“Shanghai Cuhong”), a subsidiary of the Company, provided cash collateral of RMB14.6 million (approximately $2.0 million), RMB7.2 million (approximately $1.0 million) and RMB7.2 million (approximately $1.0 million), respectively, to Beijing Youhu Business Services Co., Ltd. (“Youhu”) under a guarantee agreement. The collateral was intended to secure margin loan obligations of Lu Ruixia, Yang Shuaiqi, Yang Dan and Guo Qingbao with Youhu’s related entities, Tiger Brokers (NZ) Limited and Tiger Brokers (HK) Global Limited. The amount is refundable only when such third-parties have fully satisfied and complied with any additional margin requirements. The Company expects to recover this securities margin by 2026.

(2)	It represented advance to the employees for the Company’s daily operation.

(3)	It represented prepaid financing expense related to issuance of GEM Warrants (See Note 10).

Schedule of Allowance for Credit Losses	The movement of allowance for credit losses for the nine months ended September 30, 2024 and 2025 were as following:
	For the nine months ended September 30,
	2024	2025
Balance at the beginning of the period	$172	$130
Foreign currency translation	2	41
Balance at the end of the period	$174	$171